January 10, 2018

DBX ETF TRUST

Xtrackers iBoxx USD Corporate Yield Plus ETF

(the “Fund”)

Supplement to the Fund’s Statutory Prospectus and Statement of Additional Information, each dated January 10, 2018, and as each may be supplemented from time to time

The Fund is not yet in operation and thus is not currently offered by DBX ETF Trust.

Please retain this supplement for future reference.